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                                                                    EXHIBIT 10.1

                        HANOVER COMPRESSOR CAPITAL TRUST


                    7 1/4% CONVERTIBLE PREFERRED SECURITIES
               Term Income Deferrable Equity Securities (TIDES)_
                          (liquidation amount $50 per
                               each of the TIDES)
                       guaranteed to the extent set forth
                       in the Guarantee Agreement by, and
                       convertible into Common Stock of,
                           Hanover Compressor Company


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                               December 15, 1999


Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Dain, Rauscher Incorporated
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:
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     Hanover Compressor Capital Trust, a business trust formed under the laws of the State of Delaware (the "Trust") by Hanover Compressor Company, a Delaware corporation (the "Company"), proposes to issue and sell to you, as initial purchasers (the "Purchasers"), upon the terms set forth in a purchase agreement dated December 9, 1999 (the "Purchase Agreement"), among the Purchasers, the Company and the Trust up to 1,725,000 7 1/4% Convertible Preferred Securities Term Income Deferrable Equity Securities ("TIDES") (liquidation amount $50 per each of the TIDES) (the "Initial Placement"). The proceeds of the sale by the Trust of the TIDES and the Common Securities, liquidation amount $50 per Common Security (the "Common Securities"), are to be invested in the Convertible Junior Subordinated Debentures Due 2029 of the Company (the "Convertible Junior Subordinated Debentures") having an aggregate principal amount equal to the aggregate liquidation amount of the TIDES and the Common Securities. The TIDES are guaranteed by the Company to the extent set forth in the Guarantee Agreement dated as of December 15, 1999 (the "Guarantee"), between the Company and Wilmington Trust Company, as trustee, and are convertible into Common Stock, par value $.001 per share (the "Common Stock") of the Company. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Company agree with you, (i) for your benefit and (ii) for the benefit of the registered holders from time to time of the TIDES and the Convertible Junior Subordinated Debentures and the record holders of the Common Stock of the Company issuable upon conversion of the TIDES or the Convertible Junior Subordinated Debentures (collectively, together with the Guarantee by the Company of the TIDES, the "Securities"), including the Purchasers (each of the foregoing a "Holder" and together the "Holders"), as follows:

     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or, if not defined therein, in the Confidential Offering Circular dated December 9, 1999, in respect of the TIDES or, if not defined therein, in the Amended and Restated Declaration of Trust dated as of December 15, 1999 (the "Declaration") relating to the Trust. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Act" or "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law or executive order to remain closed or (iii) a day on which the corporate trust office of the Debenture Trustee or the Property Trustee is closed for business.

     "Commission" means the Securities and Exchange Commission.

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     "Common Stock" has the meaning set forth in the first paragraph to this
Agreement.

     "Company" has the meaning set forth in the first paragraph to this Agreement.

     "Convertible Junior Subordinated Debentures" has the meaning set forth in the first paragraph to this Agreement.

     "Debenture Trustee", "Guarantee Trustee" and "Property Trustee" each means Wilmington Trust Company, a Delaware banking corporation.

     "Electing Holder" has the meaning assigned thereto in Section 2(c)(iii) hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "First Closing Date" has the meaning given such term in the Purchase Agreement.

     "Guarantee" means the guarantee by the Company of the TIDES pursuant to a Guarantee Agreement dated as of December 15, 1999 between the Company and the Guarantee Trustee.

     "Holder" and "Holders" each has the meaning set forth in the first paragraph to this Agreement.

     "Initial Placement" has the meaning set forth in the first paragraph to this Agreement.

     "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

     "Prospectus" means the prospectus included in any Shelf Registration Statement filed pursuant to Rule 415 under the Act, with respect to the terms of the offering of all or any portion of the Securities covered by such Shelf Registration Statement, as amended or supplemented by all amendments (including post-effective amendments) and supplements to the Prospectus.

     "Purchase Agreement" has the meaning set forth in the first paragraph to this Agreement.

     "Purchasers" has the meaning set forth in the first paragraph to this Agreement.

     "Registration Default" has the meaning given to such term in Section 7(a) hereof.

     "Securities" means the TIDES, the Convertible Junior Subordinated Debentures, the Common Stock and the Guarantee, individually and collectively.

     "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

     "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

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     "Shelf Registration Statement" means a "shelf" registration statement of the Trust and the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Special Distributions" has the meaning given such term in Section 7(a) hereof.

     "Special Interest" has the meaning given such term in Section 7(a) hereof.

     "TIDES" has the meaning set forth in the first paragraph to this Agreement.

     "Trust" has the meaning set forth in the first paragraph to this Agreement.

     "Trustee" means the Guarantee Trustee, the Indenture Trustee or the Property Trustee, as applicable.

     "Underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

     2. Shelf Registration. (a)ab The Trust and the Company shall (i) file as soon as practicable, but in no event more than 60 days after the First Closing Date, a Shelf Registration covering resales of the TIDES, the Guarantee, the Convertible Junior Subordinated Debentures and the related Company Common Stock issuable upon conversion thereof and (ii) use their best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act within 150 days after the First Closing Date, provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder.

          (1) The Trust and the Company shall each use their best efforts (i) to keep the Shelf Registration Statement continuously effective, subject to
Section 7(b) hereof, in order to permit the Prospectus forming part thereof to be usable by Holders until resale of the Securities are permitted pursuant to Rule 144(k) under the Securities Act or any successor rule or regulation thereto after the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earliest of the following: (A) two years from the date of the effectiveness of the Shelf Registration Statement,
(B) when all the TIDES covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all Convertible Junior Subordinated Debentures issued to Holders in respect of TIDES that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (D) when all shares of Common Stock issued upon conversion of any such TIDES or any such Convertible Junior Subordinated Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period") and (ii) after the effectiveness of the

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Shelf Registration Statement, promptly upon the request of any Holder that is not then an Electing Holder to take any action reasonably necessary to register the sale of any Securities of such Holder and to identify such Holder as a selling securityholder, provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to provide the Company and the Trust with the information required pursuant to Section 2(c) hereof.

     (2) (i) No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has provided the Company and the Trust with such information as they shall reasonably request in order to enable the Company and the Trust to comply with the applicable requirements of the Securities Act in connection with offers and sales by such Holder as a selling securityholder in the Shelf Registration Statement within 30 calendar days from the date on which any such request is first mailed to such Holder. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

              (ii) After the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective, the Company and the Trust may, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, take such action as is necessary to name such Holder as a selling security holder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities if such Holder promptly provides the Company and the Trust with such information as they shall reasonably request in order to enable the Company and the Trust to comply with the applicable requirements of the Securities Act in connection with offers and sales by such Holder so as to permit such Holder to be so named. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          (iii) The term "Electing Holder" shall mean any holder of Registrable Securities that has complied with the requests of the Company and the Trust in accordance with Section 2(c)(i) or 2(c)(ii) hereof.

     3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

         (1) The Trust and the Company shall furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall each use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Purchaser reasonably may propose.

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         (2)   The Trust and the Company shall take such action as may be necessary, subject to Section 7(b) hereof, so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not, during the Shelf Registration Period, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.


         (3) The Company shall advise each Purchaser and each Electing Holder and, if requested by such Purchaser or any such Electing Holder in writing, confirm such advice in writing:

                 (1) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                 (2) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

          (2) The Trust and the Company shall advise each Purchaser and each Electing Holder and, if requested by such Purchaser or any such Electing Holder in writing, confirm such advice in writing:

                 (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                 (4) of the receipt by the Trust or the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                 (5) of the happening, during the Shelf Registration Period, of any event (provided that such notice need not specify the nature of such event) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be

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accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                (3) Written notice pursuant to Section 3(c)(1)(ii) and Section 3(c)(2)(i)-(iii) shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made.

         (4) The Trust and the Company shall use their reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

         (5) The Trust and the Company shall furnish to each Electing Holder of Securities, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto (including any reports or other documents incorporated therein by reference), including financial statements and schedules, and, if the Electing Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

         (6) The Trust and the Company shall, during the Shelf Registration Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request and shall deliver such materials to the New York Stock Exchange pursuant to Rule 153 under the Act; and each of the Trust and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

         (7) Prior to any offering of Securities pursuant to any Shelf Registration Statement, the Trust and the Company shall register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that neither the Trust nor the Company will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (8) Unless the applicable Securities shall be in book-entry only form, the Trust and the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection the sale of Securities pursuant to such Shelf Registration Statement.

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         (9)   Upon the occurrence of any event contemplated by Section
3(c)(1)(ii) or 3(c)(2)(i) above, the Trust and the Company shall promptly prepare, subject to Section 7(b) hereof, as soon as possible a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Trust or the Company notifies the Electing Holders in accordance with Section 3(c)(3) above to suspend use of the prospectus until the requisite changes to the Prospectus have been made, then the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, and the period of effectiveness of the Shelf Registration Statement provided for in
Section 2(b) above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Purchaser and the Electing Holders of the Securities shall have received such amended or supplemented prospectus pursuant to this Section 3(i).

         (10) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and the Company shall provide a CUSIP number for the TIDES and, in the event of and at the time of any distribution thereof to Holders, the Convertible Junior Subordinated Debentures, registered under such Shelf Registration Statement, and provide the applicable Trustee with certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

         (11) The Trust and the Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to their securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

         (l2) The Trust and the Company shall cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (13) The Trust and the Company may require each Electing Holder to furnish to the Trust and the Company such information regarding the Electing Holder and the distribution of such Securities as the Trust and the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Trust and the Company may exclude from such registration the Securities of any Electing Holder that

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unreasonably fails to furnish such information within a reasonable time after receiving such request.

         (14) The Trust and the Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Trust and the Company do not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be obligated to arrange for more than one underwritten offering during the Shelf Registration Period as set forth in Section 6 hereof .

         (15) The Trust and the Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

         (16) The Trust and the Company shall (i) make reasonably available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust and the Company and its subsidiaries as shall be requested in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant Trustees to supply at the Company's expense all relevant information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Electing Holders and other parties; (iii) in connection with an underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and the underwriters in form, substance and scope as are customarily made by the issuers to underwriters in primary underwritten offerings and covering matters as are customarily covered in representations and warranties requested in primary underwritten offerings including, but not limited to, those set forth in the Purchase Agreement; (iv) in connection with an underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Trust and the

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Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such offering and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinion shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) in connection with an underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings in accordance with Statement of Auditing Standards No. 72; and (vi) in connection with an underwritten offering conducted pursuant to
Section 6 hereof, deliver such documents and certificates as may be reasonably requested by the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at (A) with respect to clauses (ii) and (v) only, the execution of an underwriting agreement and (B) each closing under any underwritten offering to the extent required under any related underwriting or similar agreement.

         (17) The Trust and the Company will use their best efforts to cause the Common Stock relating to such Shelf Registration Statement to be listed on each securities exchange, over-the-counter market, or respective counterpart if any, on which any shares of Common Stock are then listed.

         (18) The Trust and the Company shall, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice (the "Rules") and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such

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Rules and By-Laws, including, without limitation, by (A) if such Rules or By-
Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

         (19) The Company will use its best efforts to (a) if the Securities have been rated prior to the initial sale of such Securities, confirm such ratings will apply to the Securities covered by the Shelf Registration Statement, or (b) if the Securities were not previously rated, cause the Securities covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by Electing Holders of a majority in aggregate principal amount of Securities covered by such Shelf Registration Statement, or by the managing underwriters, if any.

         (20) The Trust and the Company shall use their best efforts to take all other steps necessary to effect the registration, offering and sale of the Securities covered by the Shelf Registration Statement contemplated hereby.

     4. Registration Expenses. Except as otherwise provided in Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of the obligations of the Company and the Trust under Sections 2 and 3 hereof and shall bear or reimburse the Purchasers for the reasonable fees and disbursements of not more than one counsel for the Purchasers, which shall be Vinson & Elkins, L.L.P. unless another firm shall be chosen by the Holders of a majority in principal amount of Securities in connection with the filing of the Shelf Registration Statement.

     5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Trust and the Company, jointly and severally, agree to indemnify and hold harmless each Electing Holder and each person who controls any such Electing Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability

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or action; provided, however, that (i) the Company and the Trust will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf any such Electing Holder specifically for inclusion therein and, provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Electing Holder or person who controls any such Electing Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Electing Holder under the Act in connection with such purchase and any such loss, claim, damage or liability of such Electing Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus if the Company has previously furnished such quantity of copies thereof to such Electing Holder. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have. The Trust and the Company, jointly and severally, also agree to indemnify or contribute to Losses (as defined below) of, as provided in Section 5(d), any underwriters of Securities registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Electing Holders provided in this
Section 5(a) and shall, if requested by any Electing Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) and Section 6 hereof.

         (b) Each Electing Holder, severally and not jointly, agrees as a consequence of the inclusion of any of such Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter executing an underwriting agreement, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to indemnify and hold harmless (i) the Trust and the Company, (ii) each of the directors of the Company, (iii) each of its officers and any Administrative Trustee who signs such Shelf Registration Statement and (iv) each person who controls the Trust or the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Company, but only with reference to written information relating to such Electing Holder or underwriter executing an underwriting agreement furnished to the Company by or on behalf of such Electing Holder or underwriter executing an underwriting agreement specifically for inclusion in the documents referred to in the foregoing indemnity; and shall reimburse, as incurred, the Company and the Trust for any legal or other expenses reasonably incurred by the Company or the Trust or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which any such Electing Holder or underwriter executing an underwriting agreement may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability it may have to any indemnified party otherwise than under paragraph (a) or (b) above, except to the extent such failure prejudices the indemnified person. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Purchasers or any subsequent Holder of any Securities be responsible, in the aggregate, for any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Holder, and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or the Trust or any of the officers, directors, employees, agents or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities covered by the Shelf Registration Statement. The obligations of the Trust and the Company under this Section shall be in addition to any liability which the Trust and the Company may otherwise have.

     6. Underwritten Offering. The Holders of Securities covered by the Shelf Registration Statement who desire to do so may sell such Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Securities to be included in such offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and the Trust and (ii) the Company shall not be obligated to arrange for more than one underwritten offering during the Shelf Registration Period. No Holder may participate in any underwritten offering contemplated hereby unless such Holder
(a) agrees to sell such

Holder's Securities in accordance with any approved underwriting arrangements,
(b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, (c) at least 30% of the outstanding Securities are included in such underwritten offering, and (d) if such Holder is not then an Electing Holder, such Holder provides the Company and the Trust with such information as they shall reasonably request in order to enable the Company and the Trust to comply with the applicable requirements of the Securities Act in connection with offers and sales by such Holder as a selling securityholder in the underwritten offering within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders.

     7. Special Interest and Special Distributions Under Certain Circumstances. If (i) within 150 days of the First Closing Date the Shelf Registration Statement has not been declared effective by the Commission, or (ii) in the event that a Shelf Registration Statement is declared effective by the Commission, the Company or the Trust fails to keep such Shelf Registration Statement continuously effective and usable (except as permitted in paragraph
(b) of this Section 7) prior to the end of the Shelf Registration Period (each such event referred to in clauses (i) and (ii) a "Registration Default"), then additional interest ("Special Interest") will accrue on the Convertible Junior Subordinated Debentures (including in respect of amounts accruing during any Deferral Period), and corresponding additional distributions (the "Special Distributions") will accrue on the TIDES and the Common Securities, in each case from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured or has been deemed to have been cured. Subject to the deferral of interest provisions of the Convertible Junior Subordinated Debentures and the deferral of distributions provisions of the TIDES, Special Interest and Special Distributions will be paid in cash quarterly in arrears on March 15, June 15, September 15 and December 15 commencing with the first such date following the applicable Registration Default and will accrue at a rate such that the interest rate or distribution rate, as the case may be, will be increased 0.50% per annum of the principal amount or liquidation amount, as applicable. Following the cure of a Registration Default, Special Interest and Special Distributions will cease to accrue with respect to such Registration Default.

         (3) A Registration Default referred to in Section 7(a)(ii) shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Trust or the Company that would need to be described in such Registration Statement or the related Prospectus and either (i) the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Trust and the Company are proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events; provided, however, that in any case, if such Registration Default occurs for a continuous period in excess of 45 days, Special Interest and Special Distributions shall be payable in accordance with the above paragraph from the first day of such 45-day period until the date on which such Registration Default is cured.


     8. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, within a reasonable period of time, upon written request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by any Purchaser upon request. Upon the request of any Holder of Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     9.   Miscellaneous.

         (3) No Inconsistent Agreements. The Trust and the Company have not, as of the date hereof, entered into, nor shall they on or after the date hereof, enter into, any agreement with respect to their securities or otherwise that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (4) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Company have obtained the written consent of the Credit Suisse First Boston Corporation.

         (5) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

         (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

         (2) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

         (3) if to the Trust or the Company, initially at its address set forth in the Purchase Agreement.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

     The Purchaser or the Trust and the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (6) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust or the Company thereto, subsequent Holders of Securities. The Trust and the Company hereby agree to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (7) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (8) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (9) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

         (10) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (11) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Trust, on the one hand, and the Purchasers, on the other hand, and the Holders shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (12) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               [Remainder of this Page Intentionally Left Blank]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Purchasers, the Trust and the Company in accordance with its terms.

                                    Very truly yours,


                                    HANOVER COMPRESSOR CAPITAL
                                       TRUST

    By: _______________________________________________________________
                                       Name:  Curtis A. Bedrich
                                       Title: Administrative Trustee


                                    HANOVER COMPRESSOR COMPANY

                                    By:________________________________
                                       Name:  Curtis A. Bedrich
                                       Title: Chief Financial Officer and
                                                Treasurer


The foregoing Registration Rights
    Agreement is hereby confirmed
    and accepted as of the date first above
    written.

              CREDIT SUISSE FIRST BOSTON CORPORATION
              GOLDMAN, SACHS & CO.
              SALOMON SMITH BARNEY INC.
              DAIN RAUSCHER INCORPORATED

              By:  CREDIT SUISSE FIRST BOSTON CORPORATION

     Acting on behalf of itself and as
     the representative of the several
     Purchasers


By:___________________________________________________________________
   Name:  Osmar Abib
   Title: Managing Director

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